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                                                               EXHIBIT 10.1

                      Registration and Expenses Agreement


     This Registration and Expenses Agreement (the "Agreement") is made as of ____________, 1996 among Industri-Matematik International Corp. (the "Company") and each of Martin Leimdorfer ("ML") and Warburg, Pincus Investors, L.P. ("Warburg" and, together with ML, the "Selling Stockholders" or, individually, a "Selling Stockholder").

     WHEREAS, the Company proposes to make an underwritten initial public offering (the "Offering") of its Common Stock pursuant to a Registration Statement on Form S-1 (the "Registration Statement") filed with the Securities and Exchange Commission (the "SEC").

     WHEREAS, ML owns shares of the Company's Common Stock and desires to sell a portion of such shares under the Registration Statement in connection with the Offering and Warburg owns shares of the Company's Common Stock and is willing to sell a portion of its shares to the extent the Underwriters exercise their over-allotment option. The shares of the Company's Common Stock included by the Selling Stockholders in such Registration Statement are sometimes referred to herein as "Registrable Securities."

     WHEREAS, the Company believes it is in the best interests of the Company and its stockholders to include the Selling Stockholders' shares in the Registration Statement because the sale of the shares held by the Selling Stockholders pursuant to the Registration Statement will accomplish an orderly distribution of such shares, will significantly increase the public float and liquidity of the Company's shares of Common Stock on the markets where the Company's Common Stock will be traded and will satisfy the Underwriters' over-allotment option.

     WHEREAS, the Company is prepared to enter into an underwriting agreement (the "Underwriting Agreement") with the Selling Stockholders and Alex. Brown & Sons Incorporated, UBS Securities LLC and SoundView Financial Group, Inc., as representatives of the several underwriters (the "Underwriters") with respect to the Offering, pursuant to which the Company and the Selling Stockholders will agree to indemnify and provide contribution to the Underwriters under certain circumstances.

     WHEREAS, the Company is prepared to enter into such Underwriting Agreement and this Agreement, to pay certain expenses of registering the Selling Stockholders' shares and to indemnify and provide contribution to the Selling Stockholders in the event that the Selling Stockholders are required to indemnify or provide contribution to the Underwriters under the Underwriting Agreement in consideration of the Selling Stockholders indemnifying the Company as provided herein and entering into a 180-day lockup agreement with respect to the balance of the shares not sold by the Selling Stockholders under the Registration Statement.

     NOW, THEREFORE, in consideration of the mutual covenants set forth herein, the parties agree as follows:


          1. Expenses. The Company shall be responsible for and pay all Registration Expenses incurred in connection with the registration to be effected pursuant to the Registration
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Statement. Each of the Selling Stockholders shall be responsible for and pay all
Selling Expenses relating to the sale of the shares of Common Stock of such Selling Stockholder. For purposes of this Section 1, (i) "Registration Expenses" shall mean all expenses that are not Selling Expenses incurred in filing the Registration Statement and complying herewith, including, without limitation, all registration, listing, qualification and filing fees, printing expenses, fees and disbursements of counsel for the Company, accounting fees and related expenses, blue sky fees and all other expenses incident to or required by the registration contemplated hereby and the consummation of the sales of Common Stock referred to in the Registration Statement; and (ii) "Selling Expenses" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the shares sold by the Selling Stockholders, all internal administrative and expenses of either Selling Stockholder and all fees and disbursements of counsel for either Selling Stockholder, if separately represented.


          2. Indemnification and Contribution. The Company and the Selling Stockholders agree to provide each other with indemnification and contribution as follows:

                  a. By the Company. To the extent permitted by law, the Company will indemnify and hold harmless each Selling Stockholder, the partners, officers, directors, employees or agents of each Selling Stockholder, any underwriter (as defined in the Securities Act of 1933, as amended the "Securities Act") for such Selling Stockholder and each person, if any, who controls such Selling Stockholder or underwriter within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act") against any losses, claims, damages, liabilities or actions (joint or several) to which he, it or they may become subject under the Securities Act, the Exchange Act or other federal, state, or foreign law (including payments made to any underwriter by any Selling Stockholder, partner, officer, employee, agent, director or controlling person of a Selling Stockholder pursuant to the indemnification or contribution provisions of the Underwriting Agreement), insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (each, a "Violation"):

                  (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto;

                  (ii) the omission or alleged omission to state in the Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, a material fact required to be stated therein, or necessary to make the statements therein not misleading, or

                  (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any federal, state, or foreign securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any federal, state, or foreign securities law in connection with the offering covered by the Registration Statement;


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and the Company will reimburse each Selling Stockholder or the partners, officers, directors, employees, agents, underwriters or controlling persons of each Selling Stockholder, for any legal or other expenses reasonably incurred by them, as incurred, in connection with investigating or defending any such loss, claim, damage, liability or action; provided however, that the indemnity agreement contained in this Section 2(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Selling Stockholder, or the partners, officers, directors, employees, agents, underwriters or controlling persons of such Selling Stockholder.

          b. By Selling Stockholders. To the extent permitted by law, each Selling Stockholder will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement, each person, if any, who controls the Company within the meaning of the Securities Act, each underwriter, the other Selling Stockholder selling securities under the Registration Statement or any of such other Selling Stockholder's partners, directors, officers, employees, agents, or any person who controls such underwriter or other Selling Stockholder within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, employee, agent, controlling person, underwriter or other Selling Stockholder, partner, director, officer, employee, agent, or controlling person of such underwriter or other Selling Stockholder may become subject under the Securities Act, the Exchange Act or other federal, state, or foreign law (including payments made to any underwriter by the Company or any other Selling Stockholder, or any director, partner, officer, employee, agent, or controlling person of the Company or any other Selling Stockholder pursuant to the indemnification or contribution provisions of the Underwriting Agreement), insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by the indemnifying Selling Stockholder expressly for use in connection with the Registration Statement; and each indemnifying Selling Stockholder will reimburse any legal or other expenses reasonably incurred by the Company, any such director, officer, employee, agent, controlling person, underwriter or other Selling Stockholder, partner, officer, director, employee, agent, or controlling person of such other Selling Stockholder or underwriter in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection 2(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the indemnifying Selling Stockholder (which consent shall not be unreasonably withheld); and provided further, that the total amounts payable in indemnity by a Selling Stockholder under this Section 2(b) or for contribution under Section 2(e) below in respect of any Violation shall not exceed the net proceeds received by such Selling Stockholder in the registered offering out of which such Violation arises. To the extent a Selling Stockholder shall make payments pursuant to Section 8 of the Underwriting Agreement, such amounts shall serve as a credit against the aggregate maximum amount payable by such Selling Stockholder pursuant to this Section


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2(b). The obligations of the Selling Stockholders under this Section 2(b) shall be several and not joint.

          c.  Notice.  Promptly after receipt by an indemnified party under this
Section 2 of notice of the commencement of any action (including any government action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential conflict of interests between such indemnified party and any other party represented by such counsel in such proceeding and the indemnifying party has not replaced counsel within a period of 10 business days after receipt of written notice from the indemnified party as to such conflict of interests. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 2, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.

          d. Defect Eliminated in Final Prospectus. The foregoing indemnity agreements of the Company and any Selling Stockholder are subject to the condition that, insofar as they relate to any Violation made in a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the SEC at the time the Registration Statement becomes effective or the amended prospectus filed with the SEC pursuant to SEC Rule 424(b) (the "Final Prospectus"), such indemnity agreement shall not inure to the benefit of any indemnified party if a copy of the Final Prospectus was furnished to the indemnified party and the indemnified party was required to, but did not, furnish the Final Prospectus to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act.

          e. Contribution. In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any Selling Stockholder or any partner, officer, director, employee, agent, or controlling person of any such Selling Stockholder, makes a claim for indemnification pursuant to this Section 2 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 2 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such Selling Stockholder or any such partner, officer, director, employee, agent, or controlling person in circumstances for which indemnification is provided under this Section 2; then, and in each such case, the Company and such Selling Stockholder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) (x) in proportion to the amount of


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information provided by each party for use in the Registration Statement and the access of each party to, and ability of each party to correct, the information resulting in the Violation or (y) if the allocation provided for in clause (x) above is not permitted by applicable law, such Selling Stockholder shall be responsible for the portion represented by the percentage that the public offering price of its Registrable Securities offered by and sold under the Registration Statement bears to the public offering price of all securities offered by and sold under such Registration Statement, and the Company and other Selling Stockholder shall be responsible for the remaining portion; provided, however, that, in any such case, (A) no such Selling Stockholder will be required to contribute an amount in excess of the net proceeds received by such Selling Stockholder from all such securities offered and sold by such Selling Stockholder pursuant to the Registration Statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

          f. Survival. The obligations of the Company and Selling Stockholders under this Section 2 shall survive the completion of the Offering and be applicable only with respect to Violations arising in connection with the Offering.

     3. Underwriting Agreement. If the Underwriters, the Company and the attorneys-in-fact for the Selling Stockholders decide to consummate the Offering by entering into the Underwriting Agreement, the Company and the Selling Stockholders agree to be bound by such Underwriting Agreement, including the indemnification provisions of Section 8, and the lockup provisions of Section 4(a)(viii) and the provisions of Section 4(b)(i).

     4.   Miscellaneous.

          a. Governing Law. This Agreement shall be governed by and construed under the internal laws of the State of Delaware as applied to agreements among Delaware residents entered into and to be performed entirely within Delaware without reference to principles of conflict of laws or choice of laws.

          b. Third Party Beneficiaries. Notwithstanding anything to the contrary contained herein, no provision of this Agreement is intended to benefit any party other than ML, Warburg, and the Company and their respective heirs, distributees, executors, administrators, personal representatives, successors, and assigns, and no provision shall be enforceable by any other party.

          c. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          d. Headings. The headings and captions used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. All references in this Agreement to sections, paragraphs, exhibits and schedules shall, unless otherwise provided, refer to sections and paragraphs hereof and exhibits and schedules attached hereto, all of


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which are incorporated herein by this reference.

          e. Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms to the maximum extent possible.

          f. Entire Agreement. This Agreement, together with all exhibits and schedules hereto, constitutes the entire understanding and agreement of the parties with respect to the subject matter hereof and supersedes all prior negotiations, correspondence, agreements, understandings, duties or obligations among the parties with respect to the subject matter hereof. Without limitation of the foregoing, this Agreement shall apply with respect to the Offering to the exclusion of that certain Principles of Agreement, as amended and restated on April 12, 1995, which agreement shall otherwise remain in full force and effect in accordance with its terms.

          g. Further Assurances. From and after the date of this Agreement, upon the request of a party, the other parties shall execute and deliver such instruments, documents or other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                            INDUSTRI-MATEMATIK INTERNATIONAL CORP.

                            -----------------------------------
                            Signature of Authorized Signatory

                            -----------------------------------
                            Print Name and Title


                            WARBURG, PINCUS INVESTORS, L.P.

                            By: its General Partner, Warburg, Pincus & Co., Inc.

                                By:
                                   ----------------------------
                                        Managing Director

                            MARTIN LEIMDORFER

                            -----------------------------------
                                    Martin Leimdorfer


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